Exhibit 99.1
CONSENT OF INDEPENDENT VALUATION EXPERT
We hereby consent to the reference to our name and description of our role in the valuation process of certain commercial real estate assets of KBS Real Estate Investment Trust II, Inc. (the “Company”) being included or incorporated by reference into the Company’s Registration Statement on Form S-3 (File No. 333-146341) and the related prospectus, included therein, by being filed on a Current Report on Form 8-K, to be filed on the date hereof.

December 19, 2013	/s/ CBRE, Inc.
CBRE, Inc.